Wayne Hummer Investment Trust
--------------------------------------------------------------------------------
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Prospectus

July 31, 1999, as amended November 26, 1999
Supplement of February 4, 2000

                        Wayne Hummer CorePortfolio Fund
  A fund seeking long-term capital growth by investing in a passively-managed portfolio of large-cap stocks.

                            Wayne Hummer Growth Fund
                    A fund seeking long-term capital growth.

                            Wayne Hummer Income Fund
   A fund seeking a high level of current income in a manner consistent with prudent capital management.

                         Wayne Hummer Money Market Fund
       A fund seeking to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity.

As with all mutual fund shares, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

[LOGO OF WAYNE HUMMER INVESTMENTS LLC APPEARS HERE]

                                             300 South Wacker Drive
                                             Chicago, Illinois 60606
                                             800-621-4477


          (R)"Wayne Hummer" and       are registered service marks of
[LOGO OF WAYNE HUMMER INVESTMENTS LLC APPEARS HERE]
                        Wayne Hummer Investments L.L.C.

                               Table of Contents

Risk/Return Summary.........................................................   1
  Fund Summary: Wayne Hummer CorePortfolio Fund.............................   1
  Fund Summary: Wayne Hummer Growth Fund....................................   2
  Fund Summary: Wayne Hummer Income Fund....................................   5
  Fund Summary: Wayne Hummer Money Market Fund..............................   7
  Fees and Expenses.........................................................   9

Principal Investment Strategies and Risks...................................  10
  Principal Investment Strategies...........................................  10
    Wayne Hummer CorePortfolio Fund.........................................  10
    Wayne Hummer Growth Fund................................................  14
    Wayne Hummer Income Fund................................................  15
    Wayne Hummer Money Market Fund..........................................  16
  Principal Securities in Which the Funds Invest............................  17
  Principal Risks of the Funds' Investments.................................  19
  How the Investment Adviser Manages Risk...................................  22

Management and Organization.................................................  23
  Investment Adviser and Portfolio Managers.................................  23

About Your Account..........................................................  25
  Share Price...............................................................  25
  How to Buy Fund Shares....................................................  26
  Investment Minimums.......................................................  28
  Sales Charges.............................................................  29
  Shareholder Services and Account Features.................................  30
  How to Sell Fund Shares...................................................  33
  Transactions Through Broker-Dealers.......................................  35
  Distributions.............................................................  36
  Taxes.....................................................................  36

Financial Highlights........................................................  38

                              Risk/Return Summary

    This section provides a general overview of each Fund, including its investment objective, principal investment strategies, primary risks, and certain historical performance information. There can be no assurance that a Fund will meet its investment objective. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Fund Summary: Wayne Hummer CorePortfolio Fund

Investment Objective

    The Wayne Hummer CorePortfolio Fund ("CorePortfolio Fund") seeks to achieve long-term capital growth by investing in a passively-managed portfolio of large-cap stocks. The CorePortfolio Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

    The CorePortfolio Fund invests in common stocks of companies whose shares are traded on U.S. stock exchanges and that are included in the S&P 500 Composite Stock Price Index ("S&P 500"). The CorePortfolio Fund is not managed according to traditional methods of "active" investment management, which involve the purchase and sale of securities based upon economic, financial, and market analysis and the judgment of the portfolio manager. Instead, the CorePortfolio Fund utilizes a "passive" investment model to select investments. Initially, and at the end of each fiscal quarter of the Fund, the investment adviser will determine the market capitalization weightings of the Economic Sectors of the S&P 500 and of the individual stocks comprising the S&P 500. The investment adviser then will select several of the largest companies in each sector, based upon the companies' market capitalization weightings.

    "Standard & Poors(R)", "S&P(R)", "S&P 500(R)", "Standard & Poors 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Wayne Hummer Management Company. The Wayne Hummer CorePortfolio Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Wayne Hummer CorePortfolio Fund.

Primary Risks

    As with any investment, it is possible to lose money by investing in the CorePortfolio Fund. The primary risks of investing in the CorePortfolio Fund include:

  a Stock Market Risk. Stock market risk is the potential that the CorePortfolio Fund's total return, like the stock market generally, will go up and down within a wide range. These up and down movements are also possible in the price of the individual stocks that the CorePortfolio Fund holds.

  a Investment Style Risk. Investment style risk is the chance that returns from large-cap stocks will trail returns from other asset classes or the overall stock market.

  a Nondiversification Risk. Nondiversification risk is the possibility that, because the CorePortfolio Fund may invest a greater percentage of its assets in a particular company, or in a small number of companies, the CorePortfolio Fund may be subject to greater risks and larger losses than diversified funds which invest in a large number of companies.

  a Model Risk. Model risk is the possibility that poor security selection by the investment adviser's proprietary model will cause the CorePortfolio Fund to underperform other funds with similar investment objectives.

Performance/Risk Information

    The Fund only recently commenced investment operations on August 2, 1999. Therefore, no performance information is provided for the Fund.

Fund Summary: Wayne Hummer Growth Fund

Investment Objective

    The Wayne Hummer Growth Fund ("Growth Fund") seeks to achieve long-term capital growth. The Growth Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

    The Growth Fund invests primarily in common stocks of U.S. companies. The investment adviser places an emphasis on the common stocks of medium-sized companies that have above-average earnings growth potential and that are attractively priced.

Primary Risks

    As with any investment, it is possible to lose money by investing in the Growth Fund. The primary risks of investing in the Growth Fund include:

  . Stock Market Risk. Stock market risk is the potential that the Growth
    Fund's total return, like the stock market generally, will go up and down within a wide range. These up and down movements are also possible in the price of the individual stocks that the Growth Fund holds.

  . Investment Style Risk. Investment style risk is the chance that returns from growth stocks will trail returns from other asset classes or the overall stock market.

  . Manager Risk. Manager risk is the possibility that poor security selection will cause the Growth Fund to underperform other funds with similar investment objectives.

Performance/Risk Information

    The bar chart and table below provide an indication of the risk of investing in the Growth Fund. The bar chart shows the Growth Fund's performance in each calendar year over a ten-year period. The table shows how the Growth Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index and an index of funds with investment objectives similar to those of the Growth Fund over the same periods. The Growth Fund's shares are sold subject to a sales charge (load) for new accounts opened after August 1, 1999. This sales charge is not reflected in the bar chart below. If this sales charge was reflected, the Growth Fund's returns would have been less than those shown. Of course, the Growth Fund's past performance does not indicate how it will perform in the future.

                  [CHART OF ANNUAL TOTAL RETURNS APPEARS HERE]

    The Growth Fund's year-to-date return for the six-month period ended June 30, 1999 was 11.62%. During the period shown in the bar chart, the Growth Fund's highest quarterly return was 21.72% (quarter ended December 31, 1998), and the Growth Fund's lowest quarterly return was -12.28% (quarter ended September 30, 1998).

         Average Annual Total Returns for Years Ended December 31, 1998

                                                             5      10   Life of
                                                    1 Year Years  Years  Fund/1/
                                                    ------ ------ ------ -------
   Wayne Hummer Growth Fund........................ 17.55% 16.19% 15.05% 13.85%
   S&P 500 Index................................... 28.58% 24.05% 19.19% 17.84%
   Russell Mid-Cap Index........................... 10.09% 17.34% 16.69% 16.03%

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/1/The Fund began operations on December 30, 1983.

Fund Summary: Wayne Hummer Income Fund

Investment Objective

    The Wayne Hummer Income Fund ("Income Fund") seeks to achieve a high level of current income in a manner consistent with prudent investment management.

Principal Investment Strategies

    The Income Fund invests primarily in U.S. dollar denominated, publicly traded, investment-grade (rated not less than BBB by S&P or Baa by Moody's) corporate debt securities, securities issued by the U.S. government or its agencies, and mortgage-backed securities. Under normal market conditions, the Income Fund invests at least 65% of its assets in securities with an average life of between three and ten years, and expects that the dollar-weighted average life of its portfolio will be between three and ten years. Generally, the Income Fund's average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall.

Primary Risks

    As with any investment, it is possible to lose money by investing in the Income Fund. The primary risks of investing in the Income Fund include:

    Interest Rate Risk. Interest rate risk is the risk that the value of the Income Fund's investments will fall when interest rates rise.

    Spread Risk. Spread risk is the potential that the differential or "spread" between interest rates of corporate and government fixed income securities will narrow or broaden unexpectedly. In such circumstances, the value of certain Fund securities, and of the Fund as a whole, may be adversely affected.

    Credit Risk. Credit risk is the potential that an issuer of a debt security may default on the payment of the security's principal and/or interest.

    Investment Style Risk. Investment style risk is the chance that returns from investment-grade debt securities will trail returns from other asset classes or the overall bond market.

    Manager Risk. Manager risk is the possibility that poor security selection will cause the Income Fund to underperform other funds with similar investment objectives.

Performance/Risk Information

    The bar chart and table below provide an indication of the risk of investing in the Income Fund. The bar chart shows the Income Fund's performance in each calendar year since the Fund commenced operations. The table shows how the Income Fund's average annual returns for one and five calendar years and for the period since the Fund commenced operations compare with those of a broad-based securities market index over the same period. The Income Fund's shares are sold subject to a sales charge (load) for new accounts opened after August 1, 1999. This sales charge is not reflected in the bar chart below. If this sales charge were reflected, the Income Fund's returns would have been less than those shown. Of course, the Income Fund's past performance does not indicate how it will perform in the future.

                  [CHART OF ANNUAL TOTAL RETURNS APPEARS HERE]

    The Income Fund's year-to-date return for the six-month period ended June 30, 1999 was -1.69%. During the period shown in the bar chart, the Income Fund's highest quarterly return was 4.71% (quarter ended March 31, 1995), and the Income Fund's lowest quarterly return was -1.95% (quarter ended March 31, 1994).

         Average Annual Total Returns for Years Ended December 31, 1998

                                                  1 Year 5 Years Life of Fund/1/
                                                  ------ ------- ---------------
   Wayne Hummer Income Fund.....................   7.37%  6.43%       7.09%
   Merrill Lynch Intermediate Corporate and
     Government Index of 1-9.99 Year Maturities.   8.46%  6.65%       7.14%

-----------
/1/The Fund began operations on December 1, 1992.

Fund Summary: Wayne Hummer Money Market Fund

Investment Objective

    The Wayne Hummer Money Market Fund ("Money Market Fund") seeks to maximize current income in a manner consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

    The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share by investing in various U.S. money market instruments maturing in 397 days or less from the time of purchase. The Money Market Fund invests only in those short-term fixed income securities that present minimal credit risk. All investments are of the highest credit quality as determined by one or more nationally-recognized ratings agencies.

Primary Risks

    Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

Performance/Risk Information

    The bar chart and table below provide an indication of the risk of investing in the Money Market Fund. On July 30, 1999, the Wayne Hummer Money Fund Trust (the "Predecessor Fund") was merged into the Money Market Fund solely to change its form of legal entity; all historical performance information set forth below reflects the performance of the Predecessor Fund. The bar chart shows the Predecessor Fund's performance in each calendar year over a ten-year period. The table shows the Predecessor Fund's average annual returns for one, five, and ten calendar years and since the Fund's inception. Of course, the Predecessor Fund's past performance does not indicate how the Money Market Fund will perform in the future.

[CHART OF ANNUAL TOTAL RETURNS APPEARS HERE]

    The Predecessor Fund's year-to-date return for the six-month period ended June 30, 1999 was 2.16%. During the period shown in the bar chart, the Predecessor Fund's highest quarterly return was 2.25% (quarter ended June 30,
1989), and the Predecessor Fund's lowest quarterly return was 0.60% (quarter ended June 30, 1993).

         Average Annual Total Returns for Years Ended December 31, 1998

                                                                         Life of
                                                 1 Year 5 Years 10 Years Fund/1/
                                                 ------ ------- -------- -------
   Predecessor Fund............................. 4.98%   4.73%   5.05%    5.49%

-----------
/1 /The Predecessor Fund began operations on April 2, 1982.

    The Predecessor Fund's seven-day yield as of December 31, 1998 was 4.56%. Investors may call 1-800-621-4477 to obtain the Money Market Fund's current seven-day yield.

Fees and Expenses

    The following table describes the fees and expenses you may pay if you buy and sell shares of the Funds. For the CorePortfolio Fund, the expenses shown are estimates for the current fiscal year. For the Growth Fund and Income Fund, the expenses shown are annual fund operating expenses based upon those incurred in the fiscal year ended March 31, 1999. For the Money Market Fund, the expenses shown are estimates based upon the annual fund operating expenses of the Predecessor Fund, which was reorganized as the Wayne Hummer Money Market Fund in July 1999.

Shareholder Fees (fees paid directly from your investment)

                                                                           Money
                                           CorePortfolio Growth   Income   Market
                                               Fund       Fund     Fund     Fund
                                           ------------- ------   ------   ------
Maximum Sales Charge (Load) Imposed on
  Purchases...............................     2.00%*    2.00%*   1.00%*    NONE
Maximum Deferred Sales Charge (Load)......      NONE**    NONE**   NONE**   NONE
Sales Charge (Load) Imposed on Reinvested
  Dividends...............................      NONE      NONE     NONE     NONE
Redemption Fees...........................      NONE      NONE     NONE     NONE
Exchange Fees.............................     2.00%*    2.00%*   1.00%*    NONE

-----------
* The sales charge is eliminated in certain circumstances, such as for purchases of $1,000,000 or more. See "How to Buy Fund Shares" later in this prospectus.
** A contingent deferred sales charge of 1% applies on certain redemptions made within 18 months following any purchases made without a sales charge.

Annual Fund Operating Expenses (expenses deducted from the Funds' assets)

                                                                         Money
                                            CorePortfolio Growth Income Market
                                                Fund       Fund   Fund  Fund***
                                            ------------- ------ ------ -------
Management Fees............................     0.40%     0.76%  0.50%   0.50%
Distribution (12b-1) Fees..................      NONE      NONE   NONE    NONE
Other Expenses (primarily custodian,
  transfer agent, and professional fees)...     0.40%*    0.18%  0.51%   0.21%
                                                -----     -----  -----   -----
Total Annual Fund Operating Expenses.......     0.80%*    0.94%  1.01%   0.71%
Fee Waiver.................................     0.05%**     N/A    N/A     N/A
                                                -----     -----  -----   -----
Net Expenses...............................     0.75%     0.94%  1.01%   0.71%
                                                =====     =====  =====   =====

-----------
*  Based on estimated amounts for the current fiscal year.
** The investment adviser has entered into a contractual expense limitation agreement with the Trust, under which it will limit expenses of the CorePortfolio Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to the investment adviser within five years. This agreement may be terminated by the Wayne Hummer Investment Trust or, after August 1, 2003, by the investment adviser, upon sixty days' prior written notice. This agreement also will terminate if the investment advisory agreement is terminated.
*** The information in this table for the Money Market Fund is an estimate based upon the historical operating expenses of the Predecessor Fund, which was reorganized as the Money Market Fund in July 1999.

Example

    The following example is intended to help you to compare the cost of investing in the Funds with the cost of investing in other mutual funds. It illustrates the hypothetical expenses you would incur over various periods if you invested $10,000 in a Fund. This example assumes that each Fund provides a return of 5% a year, and that its operating expenses remain the same. These results apply whether or not you redeem your investment at the end of each period.

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
CorePortfolio Fund..............................  $275   $435     N/A       N/A
Growth Fund.....................................  $294   $494    $710    $1,332
Income Fund.....................................  $202   $418    $652    $1,324
Money Market Fund*..............................  $ 73   $227    $395    $  883

-----------
* The information in this example for the Money Market Fund is based upon the historical operating expenses of the Predecessor Fund, which was reorganized as the Money Market Fund in July 1999.

    The above example should not be considered to represent actual expenses from the past or in the future. Actual future expenses may be higher or lower than those shown.

                   Principal Investment Strategies and Risks

    This section explains the strategies that the investment adviser uses in pursuing each Fund's investment objective(s). It also explains how the investment adviser implements these strategies. In addition, this section discusses several important risks faced by investors in each Fund. The Funds' Board of Trustees oversees the management of the Funds and may change a Fund's investment strategies in the interest of shareholders.

Principal Investment Strategies

Wayne Hummer CorePortfolio Fund

    The CorePortfolio Fund invests in common stocks of companies whose shares are traded on U.S. stock exchanges and that are included in the S&P 500. The CorePortfolio Fund is not managed according to traditional methods of "active" investment management, which involve the purchase and sale of securities based upon economic, financial, and market analysis and the judgment of the portfolio manager. Instead, the CorePortfolio Fund utilizes a "passive" investment model which operates as follows:

  1. Initially, and at the end of each fiscal quarter of the Fund, the investment adviser will determine the relative market capitalization weightings of each Economic Sector of the S&P 500, as determined by S&P, and of the individual stocks comprising the S&P 500. (The Economic Sectors of the S&P 500 currently are: Basic Materials, Capital Goods, Communication Services, Consumer Cyclicals, Consumer Staples, Energy, Financials, Health Care, Technology, Transportation, and Utilities.)

  2. The investment adviser will select the two largest companies in each sector, based upon such companies' relative market capitalization weightings within each sector.

  3. The investment adviser will then determine the relative market capitalization weightings within each sector of each of the two companies selected in Step 2, which is each such company's market capitalization weighting relative to the S&P 500 divided by the sum of the two companies' individual market capitalization weightings relative to the S&P, each as determined in Step 1. For example, if the largest company in the sector is 1.5% of the S&P 500, and the second largest company is 1.0% of the S&P 500, then the total of those two companies' representation of the S&P 500 is 2.5% (1.5% + 1.0% = 2.5%). As a result, the largest company would be 60% of the sector (1.5%/2.5% = 60%), and the second largest company would be 40% of the sector (1.0%/2.5% = 40%).

  4. The investment adviser will then determine the company's weighting in the overall CorePortfolio Model by multiplying the company's weighting in the sector (as determined in Step 3) by the capitalization weighting of the sector within the S&P 500 (as determined in Step 1). For example, if the largest company is 60% of the sector (as determined in Step 3), and the sector weighting as a percent of the S&P 500 is 10%, the company's weighting as a percentage of the overall CorePortfolio Model would be 6% (60% X 10% = 6%). Similarly, if the second largest company is 40% of the sector (as determined in Step 3), and the sector weighting as a percent of the S&P 500 is 10%, the company's weighting as a percentage of the overall CorePortfolio Model would be 4% (40% X 10% = 4%).

  5. If companies each comprising 5% or less of the CorePortfolio Model do not, in total, comprise 50% or more of the CorePortfolio Model after Step 4, the investment adviser will add the company with the next largest capitalization weighting to each sector, descending from the largest sector, to the next largest sector that exceeds 5% of the S&P 500 until the total of such companies' share of the CorePortfolio Model equals or exceeds 50% of the CorePortfolio Model. For example, if the companies each comprising 5% or less of the CorePortfolio Model total 45% of the CorePortfolio Model, then the third largest company would be selected in the largest sector, and Steps 3 and 4 would be repeated. This process would continue, descending from the largest sector, until the companies each comprising 5% or less of the CorePortfolio Model total 50% or more of the CorePortfolio Model.

    The CorePortfolio Model is rebalanced quarterly after the last business day of each quarter, and the investment adviser reallocates the Fund's portfolio on the basis of any changes in the CorePortfolio Model on the following business day. Due to cash inflows and outflows (primarily from purchases and redemptions of Fund shares), the investment adviser expects the Fund's portfolio to drift marginally from the precise allocation of the CorePortfolio Model between quarterly reallocations. Throughout each fiscal quarter, additional cash inflows will be invested on a pro-rata basis according to the weightings that were determined at the end of the most recent fiscal quarter. The Fund will attempt to remain fully invested. However, it may not always be fully invested for several reasons, including, but not limited to, obtaining economic efficiency with respect to brokerage costs. The investment adviser may use short-term investments to temporarily hold uninvested Fund assets. Similarly, the investment adviser expects to make any necessary sales of Fund holdings (due to shareholder redemptions of Fund shares) on a pro-rata basis according to the weightings that were determined at the end of the most recent fiscal quarter.

Hypothetical Performance of the CorePortfolio Model

    The following table compares the actual performance of the S&P 500 Composite Stock Price Index ("S&P 500") with the hypothetical results of the CorePortfolio Model (minus fees and expenses related to the operation of the CorePortfolio Fund) for the historical periods indicated below. Total returns of the CorePortfolio Model are returns of a hypothetical portfolio composed of stocks selected by the CorePortfolio Model and rebalanced quarterly.

    Although the CorePortfolio Fund will attempt to remain fully invested, the investment adviser expects that up to 2% of Fund assets may at any time be held in short-term investments for cash management purposes, such as for the purpose of aggregating portfolio purchases to obtain efficiency in brokerage costs and/or for the purpose of honoring redemption requests without liquidating stock holdings.

    The effects on CorePortfolio Model returns of holding such short-term investments have been taken into account in calculating the hypothetical performance of the CorePortfolio Model below by reference to the federal funds rate for each period shown, less a discount of 0.001%, which is the approximate commercially available rate of return that the CorePortfolio Fund could have expected to receive during the periods shown, and that the CorePortfolio Fund reasonably expects to receive on cash assets in the foreseeable future. However, there can be no assurance in this regard. In calculating the returns shown below, a maximum cash position of 2% of Fund assets was assumed for each period shown. The investment adviser believes that carrying a maximum of 2% of assets in short-term investments at any given time will be reasonably sufficient to satisfy the Fund's cash management needs while maintaining the Fund portfolio's balance with the CorePortfolio Model.

    All returns of the CorePortfolio Model shown below are net of all deductions for estimated CorePortfolio Fund operating expenses (0.80%) that would have been incurred by shareholders during the periods presented. The table reflects continuous investment and reinvestment of dividends and other earnings, without redemptions. The S&P 500 is an index that has no costs or expenses of operation. However, its total return amounts reflect reinvestment of dividends for purposes of general comparison to the CorePortfolio Model. Of course, past hypothetical performance results of the CorePortfolio Model do not necessarily indicate future performance of the CorePortfolio Model or earnings of the CorePortfolio Fund.

    The performance results of the CorePortfolio Model are hypothetical and should not be considered predictive of the investment expertise of the investment adviser. The investment adviser has not managed money according to the CorePortfolio Model during the period shown, and no investments using client assets were made in connection with the retroactive application of the back-tested CorePortfolio Model, which was developed with the benefit of retrospective trial and analysis. The performance information was compiled after the end of the periods depicted and does not represent actual investment decisions of the investment adviser. Prospective investors should note that during the periods shown below, large capitalization stocks in general have experienced substantial price appreciation.

              Comparative Hypothetical Total Return Performance of
                            the CorePortfolio Model

    Please note that the hypothetical returns shown below are derived only from testing the CorePortfolio Model and do not represent actual trading or actual returns on investments, and that past historical results of the CorePortfolio Model do not necessarily indicate future performance or earnings of the CorePortfolio Fund.

         Average Annual Total Returns for Years Ended December 31, 1998

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
   Performance of CorePortfolio Model........... 32.74% 32.01%  26.52%   19.96%
   S&P 500 Index................................ 28.58% 28.13%  24.05%   19.19%

    "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by Wayne Hummer Management Company. The Wayne Hummer CorePortfolio Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Wayne Hummer CorePortfolio Fund.

Wayne Hummer Growth Fund

    The Growth Fund invests primarily in common stocks of U.S. companies. The investment adviser places an emphasis on the common stocks of medium-sized companies that have above-average earnings growth potential and that are attractively priced. Such companies may benefit from greater market recognition. To manage the risk of the Fund's portfolio, the investment adviser allocates the Fund's investments among many industries and companies. The investment adviser chooses the securities of companies it believes will benefit from favorable long-term economic, demographic, social, or political trends that it believes are not reflected in such companies' share prices. In selecting specific investments for the Fund, the investment adviser evaluates several factors, including growth prospects, financial condition, management, profitability, competitive position, product developments, productivity, input costs and sources, return on assets and equity, regulatory issues, and insider ownership. The investment adviser also considers the weightings of the various industry sectors within the Fund and the growth prospects of the various sectors.

    The investment adviser will buy and sell securities whenever necessary to achieve the Growth Fund's investment objective. During any period when the investment adviser foresees changing market or economic conditions, the investment adviser may shift the portfolio's emphasis, which could increase the rate of portfolio turnover. In general, the greater the volume of buying and selling by the Growth Fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes.

Wayne Hummer Income Fund

    The Income Fund invests primarily in publicly traded, investment-grade (rated not less than BBB by S&P or Baa by Moody's) corporate debt securities, securities issued by the U.S. government or its agencies, and mortgage-backed securities. The investment adviser pursues the Income Fund's investment objective by following an approach that involves: (1) modest portfolio changes in anticipation of changes in interest rates; (2) fundamental, value-based research; and (3) comparative sector analysis. When assessing the appropriate maturity, rating, and sector weighting of the Fund's portfolio, the investment adviser considers a variety of factors that are expected to influence economic activity and interest rates. Individual fixed-income investments are selected based upon the terms of the securities--such as yield, redemption features, liquidity, and current and expected future credit quality. The investment adviser also varies the Fund's allocation to various fixed-income sectors based upon the relative value offered by each sector. When making portfolio management decisions, the investment adviser relies on the knowledge, experience, research, and judgment of its own staff.

    When selecting investments for the Income Fund, the investment adviser may take full advantage of the entire range of maturities of fixed-income securities and may adjust the Income Fund's average maturity from time to time, depending upon the investment adviser's assessment of relative yields on securities of different maturities and expectations of future changes in interest rates. Generally, the Income Fund's average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall.

    Under normal market conditions, the Income Fund invests at least 65% of its assets in securities with an average life of between three and ten years, and expects that the dollar-weighted average life of its portfolio will be between three and ten years. Average life is the weighted average period over which the investment adviser expects the principal to be paid, and differs from stated maturity in that average life estimates the effect of expected principal prepayments and call provisions. Securities without prepayment or call provisions generally have an average life equal to their stated maturity.

    The Income Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and its investment objective. Frequency of portfolio turnover will not be a limiting factor should the investment adviser deem it desirable to purchase or sell securities. In general, the greater the volume of buying and selling by the Income Fund, the greater the impact that other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes.

Wayne Hummer Money Market Fund

    The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in money market instruments maturing 397 days or less from time of purchase. The Money Market Fund may also invest in nonconvertible corporate debt securities (e.g., bonds and debentures) and mortgage-backed securities maturing in 397 days or less from the date of their acquisition by the Fund. Such securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues tend to have greater liquidity and considerably less market value fluctuations than longer term issues.

    The investment adviser pursues the Money Market Fund's investment objective by investing only in those short-term fixed income securities that present the Fund with minimal credit risk. All investments are of the highest credit quality as determined by one or more nationally-recognized ratings agencies. Generally, the investment adviser makes modest changes in the average life of the Fund's portfolio based on anticipated changes in the interest rates. Thus, the highest yielding securities consistent with the desired maturity and credit quality are selected for the Fund's portfolio of investments. Maturity selection is further refined to ensure that adequate liquidity is produced on a daily basis. When making portfolio management decisions, the investment adviser relies on the knowledge, experience, research, and judgment of its own staff.

    The Money Market Fund is managed so that the average maturity of all its investments on a dollar-weighted basis is generally between 15 and 75 days and not more than 90 days depending upon the investment adviser's evaluation of market trends and other conditions. The Fund's investments are generally distributed evenly or "laddered" within this maturity range. The Fund's securities normally mature within six months, and in no event will the Fund invest in securities maturing more than 397 days from the date of acquisition.

    As a general policy, the Money Market Fund will hold securities until maturity. Although the Fund generally does not seek profits through short-term trading, it may dispose of any security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other circumstances or considerations, the investment adviser believes such disposition is advisable. In addition, the Fund may attempt, from time to time, to increase its yield by trading to take advantage of variations in the markets for short-term money market instruments.

Principal Securities in Which the Funds Invest

    Equity securities. The CorePortfolio Fund, the Growth Fund, and, to a limited extent, the Income Fund each may invest in equity securities. Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer's earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock. Other equity securities in which the CorePortfolio and Growth Funds may invest include preferred stocks, convertible securities, and warrants to purchase common stocks or other equity interests. Although they may possess certain equity characteristics, the Income Fund may consider preferred stocks, convertible securities, and certain warrants to purchase common stocks or other equity interests as fixed-income securities.

    Fixed-Income Securities. The Income Fund and the Money Market Fund each may invest in certain types of fixed-income securities. Fixed-income securities pay interest, dividends, or distributions at a specified rate. The rate may be fixed or adjusted periodically. The issuer must also repay the principal amount of the security, normally within a specified time. Eligible fixed-income securities include U.S. dollar-denominated domestic and foreign corporate bonds, U.S. and Canadian government bonds (including obligations of their agencies and instrumentalities), securities of certain supranational agencies, such as the International Development Bank, municipal obligations, mortgage- and asset-backed securities, collateralized mortgage obligations, and comparable instruments.

      Mortgage-Backed Securities. The Income Fund and Money Market Fund each may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Funds.

      Unscheduled prepayments of principal shorten the securities' weighted average life and may lower total return. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury, while others, such as Freddie Mac certificates, are not.

      The Income Fund and the Money Market Fund may purchase or sell collateralized mortgage obligations ("CMOs"), which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Depending on the type of CMOs in which the Funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

      With respect to mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. During periods of rising interest rates, the average life of mortgage-backed securities may increase substantially because they are not likely to be prepaid, which may result in greater net asset value fluctuation.

      Asset-Backed Securities. The Income Fund and Money Market Fund each may purchase or sell debt obligations known as asset-backed securities. Asset-backed securities are securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

      Lower-Rated Securities. The Income Fund may invest in lower-rated securities. Like higher-rated securities, securities rated in the BBB or Baa categories are considered to have adequate capacity to pay principal and interest, although they may have fewer protective provisions than higher-rated securities. Such securities may be adversely affected by severe economic circumstances and are considered to have more speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation than securities in the higher rating categories. The Income Fund also may invest up to 20% of its total assets in fixed-income securities that are rated below investment grade or are nonrated. (See "Risks Associated with Noninvestment-Grade Securities" below.)

      In addition, when the investment adviser believes such securities are likely to yield relatively high income in relation to cost, the Income Fund may invest in preferred stock and other various types of securities with fixed-income characteristics (including those convertible into or carrying warrants to purchase common stocks or other equity interests, and privately placed debt securities). Without regard to quality, the Income Fund may invest up to 25% of its total assets (not including cash) in preferred stock.

    Short-Term Investments. Each Fund may invest to some extent in short-term investments. Eligible short-term investments include U.S. government securities (including securities of its agencies and instrumentalities), certificates of deposit, commercial paper, shares of the Money Market Fund, and other similar fixed-income securities with remaining maturities of 397 days or less from the time of purchase.

Principal Risks of the Funds' Investments

    Stock Market Risk. As mutual funds investing primarily in common stocks, the CorePortfolio Fund and the Growth Fund are subject to stock market risk. Stock market risk is the potential that the Funds' total return, like the stock market generally, will go up and down within a wide range.

    Interest Rate Risk. Because the Income Fund invests in longer-term bonds and other fixed-income securities, the Income Fund is subject to interest rate risk. Interest rate risk is the risk that the value of the Income Fund's fixed-income investments will decline due to rising interest rates (bond prices move in the opposite direction of interest rates). The longer the

Income Fund's average maturity, the greater its interest rate risk. Because the Money Market Fund invests in short-term fixed-income securities, the Fund is also subject to interest rate risk.

    Reinvestment Risk. Each Fund may invest to some extent in debt securities and/or cash equivalents. Therefore, each Fund is exposed to reinvestment risk. This can result when a Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the Fund's current earnings rate.

    Credit Risk. The Funds' investments in fixed-income securities, including cash equivalents, also expose the Funds to credit risk. Credit risk is the risk that an issuer of a fixed-income security may be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions. Generally, lower-rated bonds provide higher current yield but are considered speculative and carry greater credit risk than higher-rated bonds.

    Prepayment Risk. Both the Income Fund and the Money Market Fund may invest in various types of mortgage- and asset-backed securities. As such, these Funds are subject to prepayment risk, which is the risk that the issuer of a mortgage- or asset-backed security will exercise its right to pay principal on an obligation held by a Fund earlier than expected. This may happen when there is a decline in interest rates. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of mortgage- and asset-backed securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Fund. Prepayment risk causes mortgage- and asset-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities.

    Risks Associated with Noninvestment-Grade Securities. Because the Income Fund may invest up to 20% of its total assets in fixed-income securities that are rated below investment grade, the Income Fund is subject to the risks associated with noninvestment-grade fixed-income securities. Securities rated below investment grade, also known as "high yield, high risk" securities or "junk bonds," generally entail greater risks than investment-grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

    Spread Risk. Because the Income Fund invests in both corporate and government fixed-income securities, the Income Fund is subject to the risk that the differential or "spread" between interest rates of corporate and government fixed-income securities will narrow or broaden unexpectedly. In such circumstances, the value of certain portfolio securities, and of the portfolio as a whole, may be adversely affected.

    Investment Style Risk. Each Fund is subject to investment style risk, which is the risk that returns from the types of securities in which a Fund invests will trail returns from other asset classes or the overall market for that asset class.

    Nondiversification Risk. The CorePortfolio Fund may invest a greater percentage of its assets in a particular company, or in a small number of companies than diversified funds, which invest in a larger number of companies. Therefore, the CorePortfolio Fund may be subject to greater risks and larger losses than diversified funds if individual securities held by the CorePortfolio Fund decline in value.

    Manager Risk. Each actively managed Fund (the Growth Fund, the Income Fund, and the Money Market Fund) is subject to manager risk, which is the risk that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

    Model Risk. Model risk is the possibility that poor security selection by the investment adviser's proprietary model will cause the CorePortfolio Fund to underperform other funds with similar investment objectives.

    Impact of Year 2000. Similar to other mutual funds, financial and business organizations, and individuals around the world, the Funds could be adversely affected if the computer systems used by the investment adviser and/or the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. In addition, there can be no assurance that the Year 2000 problem will not affect the companies in which the Funds invest or worldwide markets and economies.

How the Investment Adviser Manages Risk

    Hedging Strategies. The CorePortfolio Fund and the Growth Fund may purchase put and call options traded on national securities exchanges, including put and call options on stock indices, and may write (sell) covered call options on securities held in its investment portfolio. The Income Fund may purchase put and call options traded on national securities exchanges or the Chicago Board Options Exchange, including put and call options on stock indices and interest rates and options on financial futures contracts, and may write covered call options on securities held in its investment portfolio. If options transactions are used by a Fund, such transactions will primarily serve to hedge its investment portfolio and to protect its portfolio securities from unexpected market downturns. The aggregate market value of portfolio securities underlying options written by the Funds may not exceed 25% of the CorePortfolio Fund or the Growth Fund's net assets or 5% of the Income Fund's net assets.

    The Income Fund may also enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a securities index to hedge against anticipated future changes in interest rates or equity market conditions that might otherwise adversely affect the value of securities that the Income Fund holds or intends to purchase. The Income Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Income Fund and futures contracts subject to outstanding options written by the Income Fund would exceed 50% of the total assets of the Income Fund.

    The effectiveness of these investment techniques depends on the investment adviser's ability to predict movements in interest rates and stock prices. The risks involved in purchasing put or call options include the possible loss of the entire premium paid. The risks involved in writing covered call options include the possible inability to effect closing transactions at favorable prices and the inability to participate in any appreciation of the underlying securities above the exercise price.

    Temporary Defensive Positions. The Growth Fund and Income Fund each may, from time to time, take temporary defensive measures that are inconsistent with their respective principal investment strategies in response to adverse market, economic, political, or other conditions. For example, the Growth Fund may purchase put and call options (including stock index options), write covered call options, invest all or part of its assets in shares of fixed-income securities such as investment-grade commercial paper and corporate bonds, United States government securities, certificates of deposit, bankers' acceptances, variable rate notes, and other money market instruments (such as short-term corporate debt instruments), or retain cash. The Income Fund may hold cash or cash equivalents. In taking such measures, a Fund may not achieve its investment objective.

                          Management and Organization

Investment Adviser and Portfolio Managers

    The Funds' investment adviser is Wayne Hummer Management Company, 300 South Wacker Drive, Chicago, Illinois 60606. The investment adviser chooses the Funds' investments and provides the Funds with operating facilities and portfolio accounting services under the direction of the Board of Trustees. Wayne Hummer Management Company was organized in 1981 and also serves as investment adviser to various individual, institutional, and fiduciary accounts.

    As compensation for its advisory and management services to the Funds, the investment adviser receives an annual fee that is computed and accrued daily and payable monthly. The effective annual investment advisory fees paid by each Fund for its most recently completed fiscal year are shown below:

                                                   Aggregate Fee as a Percentage
   Fund                                                of Average Net Assets
   ----                                            -----------------------------
   Growth Fund....................................             0.76%
   Income Fund....................................             0.50%
   Money Market Fund..............................             0.50%*

-----------
* The effective annual investment advisory fees paid by the Money Market Fund are estimated based upon such fees paid by the Wayne Hummer Money Fund Trust, which was reorganized as the Money Market Fund in July 1999. The Money Market Fund pays an annual investment advisory fee, computed daily and payable monthly, based upon its average daily net assets as follows: 0.500% for the first $500 million, 0.425% for the next $250 million, 0.375% for the next $250 million, 0.350% for the next $500 million, 0.325% for the next $500 million, and 0.275% for all assets over $2.0 billion.

    The CorePortfolio Fund commences investment operations on August 2, 1999. As compensation for its advisory and management services to the CorePortfolio Fund, the investment adviser receives a fee that is computed and accrued daily and payable monthly at an annual rate of 0.40% of average daily net assets. In addition, the investment adviser pays Standard & Poor's, a division of The McGraw-Hill Companies, Inc., an annual license fee of the greater of $10,000 or 0.01% of average daily net assets of the CorePortfolio Fund for use of the S&P 500. As part of the investment advisory contract between the Trust and the investment adviser, the investment adviser has agreed to waive its advisory fee and to reimburse the operating expenses of any Fund as may be necessary to limit the ordinary operating expenses of the CorePortfolio Fund to 0.75% of average daily net assets, the Growth Fund and Income Fund to 1.50% of average daily net assets, and the Money Market Fund to 1.00% of average daily net assets. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, and extraordinary items.

CorePortfolio Fund and Growth Fund

    Thomas J. Rowland is the co-portfolio manager of the CorePortfolio Fund and the portfolio manager of the Growth Fund. Mr. Rowland, a voting member of Wayne Hummer Investments L.L.C. (Wayne Hummer), the Funds' distributor, joined Wayne Hummer in 1987. He has been the portfolio manager of the Growth Fund since 1996, and was a co-manager of the Fund from 1987 to 1996. He serves as president of the investment adviser and of the Funds. Prior to joining Wayne Hummer, Mr. Rowland spent 14 years with CNA Financial Corporation as a portfolio manager, research analyst, and securities trader. In addition, he spent five years with the trust department at Harris Trust & Savings Bank. He received a BBA in finance from the University of Notre Dame and an MBA from Northwestern University. He is a CFA(R) charterholder and is a Fellow of the Financial Analysts Federation and a member of the Association for Investment Management and Research and the Investment Analysts Society of Chicago.

    David D. Cox is the co-portfolio manager of the CorePortfolio Fund with Mr. Rowland. Mr. Cox joined Wayne Hummer Management Company in 1994. He earned a Bachelor of Science degree in accounting and economics from Babson College. He is a Level III candidate in the CFA(R) program, and a member of the Association of Investment Management and Research and the Investment Analysts Society of Chicago.

Income Fund and Money Market Fund

    David P. Poitras is the portfolio manager of the Income Fund and of the Money Market Fund. Mr. Poitras, a voting member of Wayne Hummer, joined Wayne Hummer in 1985. He has been the portfolio manager of the Income Fund since 1992 and of the Money Market Fund since 1987. He serves as a Trustee and vice president of the Funds. He earned a Bachelor of Science degree in finance from Northern Illinois University. He is a member of the Municipal Bond Club of Chicago and the Bond Club of Chicago.

                               About Your Account

    This section provides information regarding your Fund account, including how to buy and sell Fund shares. Other shareholder services are explained as well. This section also covers certain distribution and income tax information.

Share Price

    Each Fund's share price, called its net asset value (NAV), is calculated as of the close of regular session trading (generally, 3:00 p.m. Chicago time) on each day the New York Stock Exchange (NYSE) is open for trading and at 3:00 p.m. Chicago time on each other day during which a sufficient degree of trading has occurred in the securities held by a particular Fund so as to materially affect such Fund's NAV. The price at which you purchase, exchange, or redeem Fund shares is based on the next calculation of NAV after your order is received in proper form, plus any applicable sales charge. The Money Market Fund's NAV normally remains constant at $1.00 per share. The term "offering price" includes any applicable front-end sales charge (load).

    The portfolio securities and assets of the CorePortfolio Fund, the Growth Fund, and the Income Fund are generally valued based upon market quotations from the primary market in which they are traded or, if market quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the value on the 61st day prior to maturity), adjusted for amortization of premiums or accretion of discounts. The securities held by the Money Market Fund are valued using the amortized cost method.

    The Funds may suspend the determination of net asset value, the processing of orders, and the payment of redemption proceeds, and may postpone the payment date for redeemed shares for more than seven days under the following unusual circumstances: (1) the NYSE is closed (other than on weekends or holidays) or trading is restricted; (2) an emergency exists as determined by the Securities and Exchange Commission (the "SEC"), making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (3) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

How to Buy Fund Shares

    You may purchase Fund shares using any of the options explained in the table below. In addition, subsequent share purchases may be made using one or more of the various shareholder service plans or privileges described under "Shareholder Services and Account Features" later in this prospectus.

By Check
     . Make out a check for your investment amount, payable to "Wayne
       Hummer Investments L.L.C."

     . Include a note specifying the Fund name, your account number, and the name(s) in which the account is registered.

     . Deliver your check, your completed application if opening a new brokerage account, and your note to your Wayne Hummer investment executive, or mail them to:

              Wayne Hummer Investments L.L.C.
              300 South Wacker Drive
              Chicago, Illinois 60606

By Wire
     . If opening a new brokerage account, deliver your completed application to your Wayne Hummer investment executive or mail it to:

              Wayne Hummer Investments L.L.C.
              300 South Wacker Drive
              Chicago, Illinois 60606

     . Obtain your account number by calling your Wayne Hummer investment executive or the Wayne Hummer Fund Department.

     . Instruct your bank to wire the amount of your investment to:

              Harris Trust Bank
              ABA # 071000288
              For the Benefit of Wayne Hummer Investments L.L.C.
              Account #4429445
              For Further Credit [name on account] and [your ten digit account #]

              Contact your Wayne Hummer investment executive or the Wayne Hummer Fund Department to specify the Fund(s) you wish to purchase. Your bank may charge a fee to wire funds.

By Phone
     . Call your Wayne Hummer investment executive (investment by phone is available only if you have a free credit balance in an existing brokerage account with Wayne Hummer Investments L.L.C.)

    Orders received by Wayne Hummer with payment prior to the close of trading on the NYSE (generally 3:00 p.m. Chicago time) will be effected that business day. Orders received after that time will be effected the next business day. Income Fund and Money Market Fund shares begin to earn dividends on the business day following the day on which your order is effected. As used in this prospectus, "business day" generally means any day that the NYSE is open for business. For the Money Market Fund, however, the term "business day" does not include U.S. bank holidays (Columbus Day and Veteran's Day). If you purchase Fund shares by check, Wayne Hummer advances federal funds on your behalf to pay for such shares. If your check is subsequently dishonored, Wayne Hummer has the right to redeem your shares and to retain any dividends paid or distributions made with respect to such shares.

Investment Minimums

                        Initial Purchases          Subsequent Purchases
                        ----------------- -------------------------------------
 CorePortfolio and
   Growth Funds
    Regular Account     $1,000.00 minimum $500.00 minimum
                                          ($100.00 monthly minimum if you use
                                          Systematic
                                          Investment Plan or Payroll Direct
                                          Deposit Plan)

    Retirement Accounts $500.00 minimum   $200.00 minimum

 Income Fund

    Regular Account     $2,500.00 minimum $1,000.00 minimum
                                          ($100.00 monthly minimum if you use
                                          Systematic
                                          Investment Plan or Payroll Direct
                                          Deposit Plan)

    Retirement Account  $2,000.00 minimum $500.00 minimum

 Money Market Fund

    Regular Account     $500.00 minimum   $500.00 minimum
                                          ($100.00 weekly minimum for Automatic
                                          Sweep
                                          Program) ($100.00 monthly minimum if
                                          you use
                                          Systematic Investment Plan or Payroll
                                          Direct
                                          Deposit Plan)

    Retirement Account  $500.00 minimum   $500.00 minimum
                                          $100.00 weekly minimum for Automatic
                                          Sweep
                                          Program

    Investments may be made in any amount in excess of these minimums. The above investment minimums may be lower for custodian accounts and accounts that are part of an employer-sponsored and administered 401(k) plan. Purchases of Fund shares will be effected through your Wayne Hummer brokerage account, and all shares purchased are entered and credited to your account. Your purchase will be effected at the net asset value next determined after Wayne Hummer receives your request in proper form, plus any applicable sales charge. The Funds reserve the right, in their sole discretion, to vary at any time the initial and subsequent investment minimums, to withdraw the offering, or to refuse any purchase order. The Funds may suspend the determination of net asset value, which would delay the processing of your purchase order, in certain unusual circumstances, as described under "Share Price" above.

Sales Charges

                                               Sales Charge as a
                                                 Percentage of   Sales Charge as
                                                Public Offering  a Percentage of
               Purchase Amount                      Price*             NAV
               ---------------                 ----------------- ---------------
CorePortfolio and Growth Funds
  Less than $1 million........................       2.00%            2.02%
  $1 million or greater.......................        NONE             NONE
Income Fund
  Less than $1 million........................       1.00%            1.01%
  $1 million or greater.......................        NONE             NONE

-----------
*The term "offering price" includes any applicable front-end sales charge
  (load).

The sales charge may be eliminated by:

  . purchasing shares in an amount of $1 million or greater;

  . purchasing through a trust, pension plan, profit sharing plan, 401(k) plan, or other benefit plan that makes an initial investment in one or more Funds aggregating $250,000 or more or that has 20 or more participants. (Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Wayne Hummer Investments L.L.C.);

  . combining concurrent purchases of shares to reach $1 million or more:
   --by you, your spouse, and your children under age 21 or --in the CorePortfolio Fund, the Growth Fund, and the Income Fund; or

  . signing a letter of intent to purchase not less than $1,000,000 of Fund shares within 13 months.

    In addition, CorePortfolio Fund, Growth Fund, and Income Fund shares may be purchased at net asset value, without a sales charge, to the extent such a purchase, which must be at least $5,000, is paid for with the proceeds from the redemption of shares of a nonaffiliated mutual fund. A qualifying purchase of Fund shares must occur within 21 days of the prior redemption, and the Funds must receive a copy of the confirmation of the redemption transaction. Wayne Hummer Investments L.L.C. may compensate its investment executives in connection with such purchases. This privilege may be revoked at any time.

    A 1% contingent deferred sales charge may be imposed on certain redemptions by accounts that invest with no initial sales charge if redemptions are made within 18 months of purchase.

    Purchases of shares of the Money Market Fund are not subject to a sales charge. No sales charge will be assessed on purchases of additional shares in the same Fund by shareholders whose original shares were purchased before July 30, 1999, or on shares which are purchased through the reinvestment of income and capital gain distributions.

    Letter of Intent. You may purchase CorePortfolio Fund, Growth Fund, and Income Fund shares without a sales charge under a letter of intent to purchase not less than $1,000,000 of Fund shares within 13 months. The letter of intent imposes no obligation to purchase or sell additional Fund shares.

    If your investment qualifies for a reduction or elimination of the sales charge, you or your investment professional should notify your Wayne Hummer investment executive at the time of purchase. If you do not so notify your Wayne Hummer investment executive, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

Shareholder Services and Account Features

    This section describes the various services that are available to you as a shareholder. These services may cease to be offered at any time.

    Systematic Investment Plan. Shareholders (except those holding Fund shares through retirement plan accounts) may arrange to have a pre-authorized amount ($100 minimum) drawn on their bank accounts and automatically invested in a specific Fund or Funds on a specified day of each month. To participate in the systematic investment plan, call your Wayne Hummer investment executive for an authorization agreement, which contains details about the plan. You may stop participating in the systematic investment plan at any time by notifying your Wayne Hummer investment executive.

    Payroll Direct Deposit Plan. After establishing a Fund account that meets the applicable minimum initial investment requirement, you may purchase additional Fund shares through the Funds' Payroll Direct Deposit Plan. Under this plan, you may make periodic investments ($100 monthly minimum) automatically from your paycheck into your existing Fund account. By enrolling in this plan, you authorize your employer to deduct a specified amount from your paycheck and deposit it into the Fund's bank account for the purchase of additional Fund shares. In most cases, your Fund account will be credited on the day after the Fund's bank receives your investment. You may also use this plan for other direct deposits, such as social security checks, military allotments, and annuity payments.

    To enroll in the Payroll Direct Deposit Plan, call your Wayne Hummer investment executive, who will give you the necessary information. Your employer must have available for its employees direct deposit capabilities through the Automated Clearing House for you to participate in this plan. Once you enroll in this plan, you may alter the amount or frequency of your deposit or stop your participation in this plan by notifying your employer.

    Exchange Privilege. The Funds allow you the unlimited privilege of exchanging your CorePortfolio Fund, Growth Fund, Income Fund, or Money Market Fund shares for each other. Share exchanges into the CorePortfolio Fund, the Growth Fund, or the Income Fund are subject to a sales charge of 2.00% for the CorePortfolio Fund or the Growth Fund, and 1.00% for the Income Fund. If the shares of the Fund into which you are exchanging carries an equal or greater load, you will receive a credit for the load that you previously paid. You will not, however, receive a credit if the shares of the Fund into which you are exchanging carries a lesser load. This sales charge may be waived in certain other circumstances, as described under "Sales Charges" above. The Funds cannot guarantee that you will be able to exchange your Fund shares by telephone during emergency situations or unusual market conditions. You may only exchange Fund shares if the Fund into which you want to exchange your investment is available for sale in the state in which you live. Exchanges will be effected at the net asset value, plus the applicable sales charge, if any, next determined after Wayne Hummer receives your exchange request in proper form. For federal income tax purposes, an exchange of one Fund's shares for the shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax. To learn more about the exchange privilege, contact your Wayne Hummer investment executive.

    Automatic Sweep Program (Money Market Fund only). The Money Market Fund, in conjunction with Wayne Hummer, maintains a "sweep program" that allows you to automatically purchase and redeem Money

Market Fund shares. Wayne Hummer and the Money Market Fund bear the expenses of maintaining the automatic sweep program.

    Under this program, if you have a free credit cash balance of $100 or more in your Wayne Hummer brokerage account, such balance is automatically invested in Money Market Fund shares on a specified day of each week (currently, Friday), or if the specified day is not a business day, then on the prior business day. If you have a free credit cash balance of $500 or more arising from cash deposits into your Wayne Hummer brokerage account from dividend and interest payments that you have not directed to be disbursed from your Wayne Hummer brokerage account to you, or from any other source, such balance is automatically invested in Money Market Fund shares on the day of receipt in your account if deposited in your account prior to 3:00 p.m. Chicago time. If you have a free credit cash balance of $500 or more arising from the sale of securities that do not settle on the day of the transaction (such as most common and preferred stock transactions) or from principal repayments on debt securities, such balance is automatically invested in Money Market Fund shares on the business day on which the proceeds are received in your brokerage account.

    To enroll in the automatic sweep program, contact your Wayne Hummer investment executive. You may terminate your participation in the automatic sweep program at any time by contacting your Wayne Hummer investment executive.

    Retirement Plans. Wayne Hummer provides several prototype self-directed retirement plans, including an Individual Retirement Account Plan, a Simplified Employee Pension Plan, and a Defined Contribution Plan (formerly "Keogh Plan"), through which you may invest in the Funds on a tax-sheltered basis. Orders for Fund shares that you purchase for your retirement account must be placed by Wayne Hummer. You may combine your Fund investments with your other investments purchased through Wayne Hummer in your retirement account. For minimum retirement plan investment amounts, see the table entitled "Investment Minimums" earlier in this section.

    You may get additional information on retirement plans provided by Wayne Hummer, including a description of applicable service fees and limitations on contributions and withdrawals, by calling Wayne Hummer at 1-800-621-4477 or by writing to Wayne Hummer Investments L.L.C., Attention: Retirement Plans Department, 300 South Wacker Drive, Chicago, Illinois 60606.

How to Sell Fund Shares

    Redemption Procedures. You may redeem your shares at any time without charge at the net asset value next determined after Wayne Hummer receives your redemption request in proper form. By opening a brokerage account with Wayne Hummer, you are agreeing with the Trust and Wayne Hummer that neither the Trust nor Wayne Hummer is responsible for the authenticity of redemption instructions or the delivery of redemption proceeds by check from Wayne Hummer. The value of your shares upon redemption may be more or less than what you paid for them. The value of an investment in the Money Market Fund will normally remain constant at $1.00 per share.

    You may sell Fund shares through your Wayne Hummer investment executive by telephone, by mail, or in person. The telephone redemption procedure may be terminated by the Funds or Wayne Hummer at any time. Your redemption request must include the Fund name, your account number, the name(s) in which the account is registered, and the dollar value or number or shares that you want to redeem.

    If Wayne Hummer receives your redemption request prior to the close of trading on the NYSE on a day when the Fund's shares are priced, your request will be effected that day and the proceeds credited to your brokerage account the next business day. If Wayne Hummer receives your redemption request after the close of trading or on a day when the Fund's shares are not priced, your request will be effected the next business day. Shares of the Money Market Fund or the Income Fund covered by a redemption request received in proper form before 3:00 p.m. Chicago time will continue to accrue dividends declared through the close of business on the date of receipt. Shares of the Money Market Fund or Income Fund covered by a redemption request received in proper form after 3:00 p.m. Chicago time will continue to accrue dividends declared through the close of business on the next business day following the date of receipt.

    When you make your redemption request, you may instruct Wayne Hummer to transmit your redemption proceeds by mail. In that case, Wayne Hummer normally will mail your investment proceeds on the day they are credited to your brokerage account, or, if you make your request to transmit your investment proceeds by mail subsequent to your redemption request, your investment proceeds will be mailed on the next business day after receipt of your request to transmit your investment proceeds by mail. In either event, payment will be made within three business days after your redemption is effected or your request to transmit your investment proceeds is received.

    However, the Funds may suspend the right of redemption and may postpone the date of payment for shares for more than seven days under certain unusual circumstances, as described under "Share Price" above. Regardless of when the Fund effects payment for shares that you redeem, the price at which you redeem Fund shares is based on the next calculation of NAV after your order is received in proper form. At various times, the Funds may be requested to redeem shares for which good payment has not been received. For example, if you purchased shares by check, your check may not have been cleared through the banking system even though Wayne Hummer had advanced federal funds to effect your purchase. In such event, your redemption request may be delayed for up to 15 days while the Fund awaits assurance that good payment has been collected.

    Automatic Redemption of Fund Investments. Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares (other than shares purchased for a retirement plan provided by Wayne Hummer) for their then current value if at any time the value of your Fund investment falls below a certain amount, unless the value of your Fund investment falls below the specified minimum due to a decline in the market value of a Fund's assets. This amount currently is $500 for each Fund. If your Fund investment falls below the applicable minimum, you will first be notified that the value of your total investment is less than the minimum and will be allowed two months to make an additional investment before your account will be automatically redeemed. The proceeds of any such redemption will be credited to your brokerage account and will be mailed to you by check.

    Redemption by Check (Money Market Fund only). Shareholders of the Money Market Fund (except those holding Fund shares through a retirement plan account) may establish a special checking account with State Street Bank and Trust Company ("State Street") to redeem Money Market Fund shares by check. Redeeming Money Market Fund shares by check enables you to earn the dividends declared on your shares until the check is presented to State Street for payment. To set up a checking account with State Street and to request checks, contact the Fund or your Wayne Hummer investment executive.

    You may write checks payable to any party in amounts of $500 or more, up to a maximum of $250,000. A check representing a redemption request will be processed ahead of any other redemption instructions issued by you and before any automatic redemptions are effected in your account pursuant to the automatic sweep program. Checks that have been honored will be returned periodically to you by State Street Bank and Trust Company, the Funds' Custodian and Transfer and Dividend Paying Agent.

    Currently, the Fund does not charge for normal use of the check redemption privilege other than as set forth below. If (1) the amount of your check is greater than the value in your account; or (2) your check is for an amount less than $500, your check will be dishonored, and State Street will return it unpaid to the person to whom you wrote your check. The Fund may charge you its costs for (1) each stop payment; (2) each check written for an amount under $500; (3) each check written in excess of $250,000; and (4) each check returned because there are insufficient shares in your Fund account. In addition, the Fund reserves the right to impose a charge for the check-writing privilege at a future date, to charge for excessive use of the check-writing privilege, to charge for its costs for checks returned for any reason, and to make other additional charges to recover the costs of providing the check-writing privilege. All charges will be deducted from any existing or future credit balance in your Wayne Hummer brokerage account.

    Automatic Redemptions to Satisfy Debit Balances (Money Market Fund only). Redemptions of Money Market Fund shares will be automatically effected on a daily basis by Wayne Hummer to satisfy debit balances of $10 or more existing in your brokerage account just prior to 3:00 p.m. Chicago time. After application of any free credit cash balances in your account to such debit balances, the number of shares needed to satisfy the remaining debit balance will be redeemed at the net asset value determined at 3:00 p.m. Chicago time that day. If more than one redemption transaction is processed on a specific day and the number of shares available for redemption is insufficient to satisfy all redemption transactions, redemptions by check, if presented, will take precedence over redemption to satisfy debit balances resulting from activity in your brokerage account. The automatic redemption of shares to settle debit balances in your brokerage account for purchases of other securities may occur prior to the settlement date of such purchases. As a result, your redemption proceeds may remain uninvested in your brokerage account until the settlement date.

Transactions Through Broker-Dealers

    You may purchase or redeem shares through broker-dealers or agents appointed by Wayne Hummer, who may charge a fee for such services. The Funds may agree to modify or waive their purchase and redemption procedures or requirements to facilitate these transactions.

Distributions

    The CorePortfolio Fund, the Growth Fund, and the Income Fund distribute to shareholders substantially all of their net ordinary income and any capital gains realized from the sale of portfolio securities. The CorePortfolio Fund and the Growth Fund normally declare ordinary income dividends in April, July, October, and December. The Income Fund declares ordinary income dividends daily and pays such dividends monthly. These Funds pay net realized capital gains, if any, in late April and December. The Money Market Fund declares as daily dividends all of the Fund's undistributed net investment income and pays such dividends monthly. The Money Market Fund does not expect to realize any long-term gains or losses.

    You have the option of receiving dividends and capital gains distributions in cash, or you can have them automatically reinvested in more shares of the Funds. Dividends and capital gains distributions are automatically reinvested in Fund shares at net asset value on the payable date, without a sales charge, unless you instruct Wayne Hummer otherwise. Such instructions take effect within 10 days after they are received in writing by Wayne Hummer. Distributions are taxable to you whether they are received in cash or reinvested in additional shares, as described under "Taxes" below.

Taxes

    As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. Depending upon the purchase price and the sale price, you may have a gain or loss on the transaction.

    The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, foreign, state, or local taxes may apply to your investment, depending upon the laws of your place of residence. Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.

    Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Exchanges among Funds are also taxable events. Distributions may be taxable at different rates depending upon the length of time a Fund holds a security. Dividends representing net investment income and net short-term capital gains, if any, are taxable to you as ordinary income. Long-term capital gains distributions, if any, are taxable to individual shareholders at a maximum 20% capital gains rate regardless of the length of time that shareholders have owned Fund shares. In certain states, a portion of the dividends and distributions (depending upon the sources of a Fund's income) may be exempt from state and local taxes. Dividends received by shareholders of the Income Fund attributable to interest income received by the Income Fund from municipal obligations will be subject to federal income tax.

    A dividend or distribution received shortly after the purchase of shares reduces the net asset value of such shares by the amount of the dividend and, although in effect a return of capital, is taxable to you. Any dividends or capital gain distributions declared in October, November, or December with a record date in such month and paid during the following January are taxable as if paid on December 31 of the calendar year in which they were declared. The Trust is required by law to withhold federal income tax at a rate of 31% from taxable distributions and redemption proceeds paid to shareholders who do not furnish their correct taxpayer identification numbers (for individuals, their social security numbers) and in certain other circumstances.

    Information with regard to the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31 of each year. Account tax information will also be sent to the Internal Revenue Service.

                              Financial Highlights

    The following financial highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, is included in the Funds' most recent annual report to shareholders. You may have the Funds' annual report sent to you without charge by contacting Wayne Hummer.

                                         Wayne Hummer Growth Fund
                                           Year Ended March 31,
                                -----------------------------------------------
                                  1999      1998      1997      1996     1995
                                --------  --------  --------  --------  -------
Net Asset Value, Beginning of
 Year.........................  $  36.10  $  28.03  $  26.37  $  23.43  $ 21.23
                                --------  --------  --------  --------  -------
Income from Investment
 Operations
Net Investment Income.........      0.14      0.19      0.26      0.32     0.32
Net Realized and Unrealized
 Gain on Investments..........      2.09     10.57      2.69      3.41     2.40
                                --------  --------  --------  --------  -------
  Total from Investment
   Operations.................      2.23     10.76      2.95      3.73     2.72
                                --------  --------  --------  --------  -------
Less Distributions
 Dividends from Net Investment
  Income......................     (0.16)    (0.20)    (0.29)    (0.31)   (0.31)
 Distributions from Net
  Realized Gain on
  Investments.................     (1.51)    (2.49)    (1.00)    (0.48)   (0.21)
                                --------  --------  --------  --------  -------
  Total Distributions.........     (1.67)    (2.69)    (1.29)    (0.79)   (0.52)
                                --------  --------  --------  --------  -------
Net Asset Value, End of Year..  $  36.66  $  36.10  $  28.03  $  26.37  $ 23.43
                                ========  ========  ========  ========  =======
Total Return..................      6.37%    40.57%    11.61%    16.15%   13.04%
                                ========  ========  ========  ========  =======
Ratios/Supplemental Data
 Net Assets, End of Year
  (000's).....................  $139,494  $140,743  $104,214  $102,608  $94,770
 Ratio of Total Expenses to
  Average Net Assets..........      0.94%     0.96%     0.99%     1.06%    1.07%
 Ratio of Net Investment
  Income to Average Net
  Assets......................      0.41%     0.58%     0.97%     1.29%    1.44%
 Portfolio Turnover Rate......        12%        7%        9%        6%       3%

                                         Wayne Hummer Income Fund
                                           Year Ended March 31,
                                  -------------------------------------------
                                   1999     1998     1997     1996     1995
                                  -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Year...........................  $ 15.38  $ 14.66  $ 14.95  $ 14.69  $ 15.10
                                  -------  -------  -------  -------  -------
Income from Investment
 Operations
 Net Investment Income..........     0.89     0.94     0.92     1.02     0.99
 Net Realized and Unrealized
  Gain (Loss) on Investments....    (0.17)    0.72    (0.29)    0.26    (0.42)
                                  -------  -------  -------  -------  -------
  Total from Investment
   Operations...................     0.72     1.66     0.63     1.28     0.57
                                  -------  -------  -------  -------  -------
Less Distributions
 Dividends from Net Investment
  Income........................    (0.89)   (0.94)   (0.92)   (1.02)   (0.98)
 Distributions from Net Realized
  Gain on Investments ..........     0.00     0.00     0.00     0.00     0.00/1/
                                  -------  -------  -------  -------  -------
  Total Distributions...........    (0.89)   (0.94)   (0.92)   (1.02)   (0.98)
                                  -------  -------  -------  -------  -------
Net Asset Value, End of Year....  $ 15.21  $ 15.38  $ 14.66  $ 14.95  $ 14.69
                                  =======  =======  =======  =======  =======
Total Return....................     4.74%   11.25%    4.32%    8.79%    4.16%
                                  =======  =======  =======  =======  =======
Ratios/Supplemental Data
 Net Assets, End of Year
  (000's).......................  $20,327  $21,304  $21,998  $25,398  $26,352
 Ratio of Total Expenses to
  Average Net Assets............     1.01%    1.01%    1.01%    0.91%    0.94%
 Ratio of Net Investment Income
  to Average Net Assets.........     5.78%    6.00%    6.25%    6.80%    6.70%
 Portfolio Turnover Rate........       37%      28%      39%      46%      32%

-----------
/1  /Less than $0.01 per share.

                                 Wayne Hummer Money Market Fund/1/
                                        Year Ended March 31,
                            ------------------------------------------------
                              1999      1998      1997      1996      1995
                            --------  --------  --------  --------  --------
Net Asset Value, Beginning
 of Year..................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                            --------  --------  --------  --------  --------
Income from Investment
 Operations
 Net Investment Income....      0.04      0.04      0.04      0.05      0.04
 Less Dividends from Net
  Investment Income.......     (0.04)    (0.04)    (0.04)    (0.05)    (0.04)
                            --------  --------  --------  --------  --------
Net Asset Value, End of
 Year.....................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                            ========  ========  ========  ========  ========
Total Return..............      4.82%     5.07%     4.80%     5.18%     4.24%/2/
Ratios/Supplemental Data
 Net Assets, End of Year
  (000's).................  $350,973  $298,908  $238,238  $226,273  $155,248
 Ratio of Total Expenses
  to Average Net Assets...      0.71%     0.72%     0.74%     0.79%     0.80%
 Ratio of Net Investment
  Income to Average Net
  Assets..................      4.70%     4.96%     4.70%     5.04%     4.16%

-----------
/1/The information in this table represents the performance of the Predecessor
    Fund, which was merged into the Money Market Fund on July 31, 1999 solely to change its form of legal entity.
/2/The total return includes the effect of the capital contribution of $0.0011 per share from Wayne Hummer. The return without the capital contribution would have been 4.12%.

DISTRIBUTOR AND SHAREHOLDER SERVICE AGENT:

Wayne Hummer Investments L.L.C.
300 South Wacker Drive
Chicago, Illinois 60606

INVESTMENT ADVISER AND PORTFOLIO ACCOUNTING AGENT:

Wayne Hummer Management Company
300 South Wacker Drive
Chicago, Illinois 60606

AUDITORS:

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

COUNSEL:

Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, Illinois 60601

CUSTODIAN AND TRANSFER AND DIVIDEND PAYING AGENT:

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

                            ----------------------

    The Wayne Hummer CorePortfolio Fund, an investment series of Wayne Hummer Investment Trust, is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Wayne Hummer CorePortfolio Fund or any member of the public regarding the advisability of investing in securities generally or in the Wayne Hummer CorePortfolio Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Wayne Hummer Management Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Wayne Hummer Management Company or the Wayne Hummer CorePortfolio Fund. S&P has no obligation to take the needs of Wayne Hummer Management Company or the owners of the Wayne Hummer CorePortfolio Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Wayne Hummer CorePortfolio Fund or the timing of the issuance or sale of the Wayne Hummer CorePortfolio Fund or in the determination or calculation of the equation by which the Wayne Hummer CorePortfolio Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Wayne Hummer CorePortolio Fund.

    S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY WAYNE HUMMER MANAGEMENT COMPANY, OWNERS OF THE WAYNE HUMMER COREPORTFOLIO FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

For More Information

    If you would like more information about the Wayne Hummer Investment Trust or any of the Funds, the following documents are available for free upon request:

Annual/Semiannual Reports to Shareholders

    Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Growth Fund's and the Income Fund's performance during their most recent fiscal year.

Statement of Additional Information (SAI)

    The SAI provides more detailed information about the Funds.

    The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Wayne Hummer Investment Trust or any of the Funds, please contact Wayne Hummer as follows:

Wayne Hummer Investments L.L.C.
300 South Wacker Drive
Chicago, IL 60606

Telephone:
1-800-621-4477

World Wide Web:
www.whummer.com

Information provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Funds are also available on the SEC's web site (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                       Investment Company Act File No.: 811-3880